Manitex International, Inc. (NASDAQ:MNTX) February 2009 Exhibit 99.1

Forward Looking Statements &
Non-GAAP Measures
Pro forma data is used by management to evaluate performance when certain acquisitions or dispositions occur. Historical data reflects results of acquired businesses only after the acquisition dates while pro forma data enhances comparability of financial information between periods by adjusting the data as if the acquisitions or dispositions occurred at the beginning of the prior year. Our pro forma data is only adjusted for the timing of acquisitions or dispositions and does not include adjustments for costs related to integration activities, cost savings or synergies that have been or may be achieved by the combined businesses. Minor differences may exist due to rounding. We believe our pro forma data is not a non-GAAP financial measure as contemplated by Regulation G. The following presentation contains forward-looking information based on Manitex International’s current expectations.  Because forward-looking statements involve risks and uncertainties, actual result could differ materially.  Such risks and uncertainties, many of which are beyond Manitex International’s control, include among others: the risk that Manitex International may not realize the expected benefits of owning the assets of Crane & Machinery Inc.and Schaeff Lift Truck; Manitex International’s business is highly cyclical and weak general economic conditions may affect the sales of its products and its financial results; the ability to successfully integrate acquired businesses; the retention of key management personnel; Manitex International’s businesses are very competitive and may be affected by pricing, product initiatives and other actions taken by competitors; the effects of changes in laws and regulations; Manitex International’s continued access to capital and ability to obtain parts and components from suppliers on a timely basis at competitive prices; the financial condition of suppliers and customers, and their continued
access to capital; Manitex International’s ability to timely manufacture and deliver products to customers; Manitex International’s significant amount of debt and its need to comply with restrictive covenants contained in Manitex International’s debt agreements; compliance with applicable environmental laws and regulations; and other factors, risks and uncertainties more specifically set forth in Manitex International’s public filings with SEC.  Actual events or the actual future results of Manitex International may differ materially from any forward-looking statement due to those and other risks, uncertainties and significant factors.  The forward-looking statements herein speak only as of the date of this presentation.  Manitex International expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this presentation to reflect any changes in Manitex International’s expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.

Company Background
•
2002: Manitowoc acquire Grove, required to divest Manitex (formerly Manitowoc
Boom Truck). Manitex acquired by private owners January 2003
•
July 2006: Merger of Manitex into Veri-Tek Intl (Amex: VCC)
•
November 2006:  Acquisition of Liftking
•
July 2007: Acquisition of Noble forklift product line
•
August 2007: Sale of assets & closure of legacy VCC business
•
May 2008: Refocus brand recognition. Change name to Manitex International
•
May 2008: Change listing from Amex to NASDAQ
–
New ticker MNTX
•
October 2008: Acquisition of assets of Crane & Machinery and Schaeff Forklift
Focused manufacturer of engineered lifting equipment

4 Products Manitex and Liftking

Mobile Crane Market Segmentation
All Terrain Crane
•N. American market ~ $700m
•Custom Chassis
•Approx capacities 50t –
600t /
430ft height
•On –
road travel speed 55mph
•50t retail ~$1,000k
Truck Crane
•N. American market ~ $300m
•Custom Chassis
•Approx capacities 35t –
110t /
240ft height
•On –
road travel speed 65mph
•50t retail ~$375k
Boom Truck Crane
•N. American market ~ $250m
•Commercial Chassis
•Approx capacities 5t –
50t /
170ft height
•On –
road travel speed 75mph
•50t retail ~$325k

Corporate Overview
• Provider of boom trucks, sign cranes, forklifts, and specialized material handling equipment primarily used in commercial and military applications
• Major industries served include petroleum, utilities, commercial building, rental fleets, cargo transportation, and infrastructure development – roads and bridges
• Historically serving North American markets. Recent international diversification
• Senior Management has over 70 years of collective experience from well-
known industrial leaders such as Terex, Manitowoc, Rolls Royce, and GKN
Sinter Metals, Off-Highway and Auto Divisions
• Liftking and Manitex combined have more than 16,000 units operating worldwide spanning equipment dealerships throughout the country

7 Revenue Distribution Pro-Forma Revenue Distribution* 70% 21% 9% Cranes Material Handling Equipment Distribution * Assumes Crane & Schaeff 12 month contribution to revenue

Pro – Forma Revenue
Distribution*
60%
18%
6%
11%
2%
1%
1%
1%
Boom Trucks Parts RT & Truck Cranes
Forklifts Sign Cranes Military
Transporters Service
* Assumes Crane & Schaeff 12 month contribution to revenue

9 Boom Truck Industry Boom Truck Product Positioning 0 10 20 30 40 50 60 Manufacturer Manitex Terex National Elliott Altec Tadano Weldco-Beales 3

Business Strategy
•
Diversify product offering through R&D and acquisition
•
International diversification, focus on growth markets , oil, gas, commodities mining
–
Russia / CIS market  > double N America
–
Middle East
•
Expand margins through commitment to improved sourcing and manufacturing efficiencies
•
Pursue cross-sell opportunities and add depth to distribution network
Manitex – 32 dealers covering all 50 states
Liftking – Combination of direct sales and dealer network.
Noble Forklifts – Caterpillar distribution
Crane & Machinery – Direct sales of Manitex products
– International experience
•
Increase recurring revenues through replacement parts contracts
•
Consolidate through accretive acquisitions of specialized industrial equipment companies
OBJECT: CREATE SUSTAINABLE SHAREHOLDER VALUE

Building a Global Lifting Business
•
Manitex core business, focus on boom truck and sign crane market
–
Number 2 market position in N America
–
2007 launch highest tonnage boom truck on market
–
International dealers signed during 2008 (Russia, Middle East)
•
2006 Acquisition of Liftking
–
Adds material handling to portfolio
• Well established manufacturer of straight mast forklifts and cushion tired forklifts
• Strong US / Canadian and other military connection
• Niche specialized carriers & transporters
•
2007 Acquisition of Noble forklifts
–
Broadens straight mast product line with Caterpillar designed product
–
Access to Caterpillar distribution
•
2008 Acquisition of Crane & Machinery and Schaeff Forklift
–
Strengthens international crane network and exposure to higher tonnage market
–
Adds parts and service
–
Adds niche electric forklift product to material handling

Crane & Machinery & Schaeff Acquisition
Deal Structure
–
Purchase price $3.7m
–
Stock $1m and assumption of debt
$2.7m
–
2007 revenue $21m
–
Immediately accretive
Background
–
C&M is well established, 30+years,
full service dealer for Terex RT &
truck cranes, Manitex cranes , and
Fuchs material handlers
• Major crane and equipment parts
distributor
–
Schaeff designs and manufactures
range of indoor electric sit-down and
stand-up forklifts
Contribution to Manitex International
–
International experience and
network
• 25% of revenue outside North
America
• Supports international
diversification
–
Experience with higher tonnage
crane markets
• Supports growth strategy
–
Strengthens and expands recurring
revenue
• Parts & service ~30% of revenue
• Tends to be counter cyclical
–
Adds niche product line of indoor
electric forklifts

Growth Drivers
•
International expansion
–
New Dealership agreements reached in Middle East, Russia, & with Caterpillar
Distribution Network
–
European CE Certification for 40 & 50 Ton Cranes
•
Recent orders total $6m
–
Transporters for shipyard applications
–
Military forklifts
–
Boomtruck cranes for Middle East delivery
Continued expansion in the higher capacity boom truck market
(where Manitex already holds a significant cost advantage)
–
Cross over into truck crane market

Product Highlight: 5096S
•
50 Ton (45.4 Mton) Capacity
•
Capacity charts are available for full-
span, mid-span, and retracted
outrigger configurations
•
Area of operation includes over rear,
360 degree and on rubber capacity
•
Standard features include:
– 4 section 96’ boom
– cab & heater
– free swing w/pilot operated controls
– ACCUSwing metering system
– ROCSolid radio outrigger control
– CANbus Load Movement Indicator
w/wireless ATB
– 15,000# line pull winch with grooved drum
& aluminum decking
•
Manitex UPTime Comprehensive
Support
•
>130 unit orders received in year 1 of
launch

MANITEX INTERNATIONAL

Tail-Gator™

Manitowoc

Manitowoc Boom Trucks

NOBLE™

MANITEX LIFTKING ULC

Manitex

TEREX®

Replacement Parts & Service
• Recurring revenue of approximately $21MM per year
• Typical margins >40%
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
–
Serve additional brands
• Service team for crane equipment

Replacement Parts Revenue –
Recurring
$526
$624
$700
$706
$1,300
$1,750
$-
$500
$1,000
$1,500
$2,000
2003A 2004A 2005A 2006A 2007A 2008F
Average Monthly Parts Revenue
(Fiscal Year End 12/31)*
*2008 pro forma: Assumes Crane and Schaeff acquisition from 1/1/08

Key Management
Name Position Experience
David Langevin Chairman & CEO 20+ years principally with Terex
Andrew Rooke President &COO
20+ years principally with Rolls Royce,
GKN Sinter Metals, Off-Highway & Auto
Divisions
David Gransee CFO & Treasurer
Formerly with Arthur Andersen. 15+ years with
Eon Labs (formerly listed)
Robert Litchev
President – Material
Handling & SVP
International Distribution
10+ years principally with Terex
Scott Rolston President – Manitex 13+ years principally with Manitowoc
Phil Fridley
Operations Director -
Manitex
15+ years principally with Grove, GKN
David Moravec CTO – Manitex 20+ years principally with Manitowoc

18 Annual Net Sales $58.3 $62.1 $69.0 $106.9 $100.0 0 20 40 60 80 100 120 $M 2004A 2005A 2006A 2007A 2008E (Year Ended 12/31) Top of Range $110 Sales

19 Diluted EPS From Continuing Operations Diluted EPS For the Year Ended December 31st, (0.07) (0.10) 0.23 0.15 $(0.20) $(0.10) $- $0.10 $0.20 $0.30 2005A 2006A 2007A 9 months to 9/30/08

Balance Sheet
Unaudited Audited Audited
(US $ in Millions) 12/31/06 12/31/07 9/30/08
Cash and Equivalents 0.6 0.6 0.2
Total Current Assets 36.1 35.0 42.0
Total Assets 83.8 80.2 86.3
Total Current Liabilities 19.3 15.9 18.7
Total Debt 37.0 25.0 26.2
Total Liabilities 64.4 48.5 51.9
Stockholders' Equity 18.4 30.7 34.5

Nine Months – Sept 30
th
Results
•
Net Income From Continuing Operations Increases 7%
•
Includes restructuring charges $0.2m in 2008 (nil in 2007)
• Net Income from Continuing Operations (without restructuring charges)
increased by 22%.
• Net Income of $1.9m versus $0.2m in 2007.
• Favorable Debt to Equity Ratio of 0.76 to 1

Year To Date Highlights
Extended maturities on credit facilities to April 2010
* Includes $.2 of restructuring expenses
($0.7) ($0.1) ($0.5) $0.0 $0.0 $0.0 Foreign Currency Loss
$2.8 $1.5 $1.9 $1.0 $0.9 $0.5 Interest Expense
$10.1 $10.3* $7.0 $6.9 $3.3 $3.7 Operating Expense *
Expense Reduction Highlights:
$0.03 $0.19 ($0.08) $0.16 ($0.12) $0.07 Net Earnings (Loss) per share
$0.17 $0.15 $0.07 $0.12 $0.01 $0.05 Earnings from Continuing Operations
Diluted Earnings per Share:
$0.2 $1.9 $0.7 $1.6 ($1.0) $0.7 Net Income
$1.4 $1.5 $0.6 $1.2 $0.1 $0.5 Net Income from Continuing Operations
2007 2008 2007 2008 2007 2008
September 30th June 30th March 31st
Nine Months Ended Six Months Ended Three Months Ended
(In millions except earnings per share)